UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 4, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01        REGULATION FD DISCLOSURE

On March 4, 2014, we announced enrollment of the first patient in our Phase II imaging trial of I-124-CLR1404 in patients with glioblastoma. A copy of the press release issued by us on March 4, 2014 announcing the initiation of the trial with the enrollment of the first patient is attached as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title

99.1	Press Release dated March 4, 2014 entitled “Cellectar Announces Initiation of Phase II Imaging Trial With I-124-CLR1404 in Patients With Newly Diagnosed or Recurrent Glioblastoma”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Joanne M. Protano
Name: Joanne M. Protano
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

99.1	Press Release dated March 4, 2014 entitled “Cellectar Announces Initiation of Phase II Imaging Trial With I-124-CLR1404 in Patients With Newly Diagnosed or Recurrent Glioblastoma”

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